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                                                                     Exhibit 4.1

[GRAPHIC]

NUMBER                                                                    SHARES
MC

                             METABOLIX SEE NOTE
                       where nature performs(R) [LOGO]

INCORPORATED UNDER THE LAWS
  OF THE STATE OF DELAWARE        METABOLIX, INC.            CUSIP 591018 80 9

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT


is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                                 METABOLIX, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

       /S/ JAMES J. BARBER       [SEAL]         /S/ THOMAS G. AUCHINCLOSS, JR.
           PRESIDENT                                TREASURER


                                COUNTERSIGNED AND REGISTERED:
                                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

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     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF
STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common     UNIF GIFT MIN ACT - ________Custodian_______
 TEN ENT - as tenants by the entireties                     (Cust)   (Minor)
 JT TEN -  as joint tenants with right of       under Uniform Gifts to Minors
           of survivorship and not as tenants   Act____________
           in common                                 (State)


    Additional abbreviations may also be used though not in the above list.

  For Value Received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated____________________


                           _____________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                   CHANGE WHATEVER.


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                                           Signature Guaranteed


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